Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

Victory Institutional Funds

Institutional Diversified Stock Fund

Institutional Class  ......  VIDSX

VictoryMail@VCM.com
866-689-6999

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, subject to approval by shareholders of the Fund. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues.

The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement. On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor.

The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

Institutional Diversified
Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.61%

1Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stock of large, established U.S. and foreign companies traded on U.S. exchanges.

The Fund seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  A company's earnings do not increase as expected.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  An investment company in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not Federal Deposit Insurance Corporation insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table below shows how the average annual total returns for shares of the Fund compare to those of the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	Life of Fund[1]
Institutional Diversified Stock
Before Taxes	16.74%	(0.06)%	4.21%
After Taxes on Distributions	16.47%	(0.27)%	3.75%
After Taxes on Distributions and Sale of Fund Shares	11.23%	(0.08)%	3.48%
S&P 500 Index (Index returns reflect no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.61%

1Performance is from June 24, 2005, inception date of the Fund.

Calendar Year Returns for the
Institutional Diversified Stock Fund

Highest/lowest quarterly results during this time period were:

Highest  15.57% (quarter ended September 30, 2009)

Lowest  -24.59% (quarter ended December 31, 2008)

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Lawrence G. Babin is a Chief Investment Officer (Diversified Equity) of the Adviser, and has been the Lead Portfolio Manager of the Fund since its inception in 2005.

Paul D. Danes is a Senior Portfolio Manager with the Adviser, and has been a Portfolio Manager of the Fund since its inception in 2005.

Carolyn M. Rains is a Portfolio Manager with the Adviser, and has been a Portfolio Manager or Associate Portfolio Manager of the Fund since its inception in 2005.

Purchase and Sale of Fund Shares

The minimum initial purchase is $10,000,000. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash or in additional shares of the Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.